EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE AND CHIEF
FINANCIAL OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of XLI Technologies, Inc., (the "Company'') on Form 10-Q for the quarter ended February 29, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report''), I, James Schramm, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 21, 2016	By:	/s/ James Schramm
James Schramm
Chief Executive Officer, President, Chief Financial Officer,
Treasurer and Secretary (Principal Executive Officer, Principal
Financial Officer and Principal Accounting Officer)